

Corporate Presentation

November 2025

LIPOCINE®
ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product candidates and strategic plans and related development efforts with the FDA, including with respect to LPCN 1154, our current intention to conduct a safety and efficacy study relating to LPCN 1154, the timing and potential results of the safety and efficacy study relating to LPCN 1154, the timing of our submission of a NDA with the FDA for LPCN 1154, and the potential uses and benefits of our product candidates, the application of our proprietary platform in developing new treatments, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates or we may decide to allocate our available capital to other product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, safety and efficacy studies, including those relating to LPCN 1154, may not be successful or may not provide results that would support the submission of a NDA, the FDA may not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

Lipocine Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2	Pivotal	Next Steps/Status
LPCN 1154 Postpartum Depression	■	■	■	■	Phase 3 • 2nd interim safety update: Q1/26 • Topline results Q2/26
LPCN 2202 Treatment Resistant Depression (TRD)	■	■			P2 POC study
LPCN 2101 Drug Resistant Epilepsy (DRE)	■	■			P2 POC study protocol under FDA review
LPCN 2401 Obesity Management – adjunct to GLP-1	■	■	■ (partial)		Seeking regulatory clarity for P2 study
LPCN 1148 Liver Cirrhosis	■	■	■		P2 study completed
LPCN 1107 Prevention of Preterm Birth	■	■	■		EOP2 meeting completed
LPCN 2203 Essential Tremor	■	■			P1 study completed

TLANDO® - FDA-Approved Oral Testosterone Replacement Therapy

Established commercialization partnerships in multiple territories

IMPORTANT SAFETY INFORMATION

https://www.tlando.com/



TLANDO
(testosterone undecanoate)
Capsules 112.5 mg
Rx only
Dispense accompanying Medication Guide to each patient
120 capsules

TLANDO® licensed to Verity Pharma in January 2024 for commercialization in the U.S.

- $11 million upfront payment to Lipocine
- Entitled to receive tiered royalty payments ranging from 12% up to 18% on net sales of TLANDO franchise

TLANDO® licensed to 5 territories including US and Canada

FDA labeling changes for testosterone products

- Removal of Boxed Warning related to an increased risk of adverse cardiovascular outcomes
- Include results from required post market ambulatory blood pressure (ABPM) studies

Approved product utilizing Lip'ral technology

TRT is a large and growing market with ~8M annual prescriptions in the U.S. and ~650,000 in Canada

First and only oral testosterone replacement therapy (TRT) option that does not require dose titration

LPCN 1154 (BRLIZIO™)

Oral Brexanolone for PPD (Postpartum Depression)



Brlizio™ is a brand name conditionally approved by FDA

PPD - A Significant Global Health Issue Affecting Families Worldwide

Estimated ~ 24 million new cases of PPD annually worldwide[1]



Northern Europe
14%
Eastern Europe
17%
Northern America
17%
Western Asia
20%
Eastern Asia
17%
Northern Africa
19%
South-Eastern Asia
14%
Southern Asia
22%
Western Africa
14%
South America
22%
Southern Africa
40%
Oceania
11%
Prevalence
6.00
61.00

- Switzerland – 22%
- Korea – 22%
- UK – 21%
- Brazil – 21%
- China – 18%
- Italy – 17%
- France – 15%
- Canada – 14%
- Japan – 13%
- Germany – 10%

Figure is modified based on data and map from reference Wang et al (2021)

1. Wang et al. Translational Psychiatry (2021) 11:543

Postpartum Depression (PPD) - An Expanding Market Opportunity

Awareness drives diagnosis - empowering women with PPD through effective therapies

- High economic burden
- Goal of medical intervention is to prevent harm to mother and infant
- Negative impact on family/society
- Among women reporting PPD symptoms, 64% reported comorbid anxiety symptoms[7]
- Suicide is a leading cause of maternal death in the first year following childbirth[1]
  - Up to 30% of women with PPD experience suicidal ideations[2]
- Compelling pharmacoeconomic rationale[10]

Estimated patients in the U.S. with PPD[3]



3.6M
Pregnancies in the US4
~ 600,000
Postpartum depression5
~ 240,000
Diagnosed PPD patients6
~144,000
Diagnosed are Rx treated8
Increased awareness of PPD and effective therapies is expected to increase diagnosis for symptomatic women with PPD

ZURZUVAE® Rx price: $15,900

ZURZUVAE revenue $55M Q3-25[11]

Projected peak ZURZUVAE® sales of $1.2B in 2033[9]

ZURZUVAE® is an FDA-approved oral treatment for adults with PPD

1. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
2. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
3. Foster Rosenblatt market research 2023 (Lipocine internal data)
4. National Vital Statistics Report vol 72, num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
5. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
6. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;106:5
7. Farr et al. J Womens Health (Larchmt). 2013 Oct 26;23(2):120–128
8. Sage/Biogen HEOR Claims Analysis
9. Goldman Sachs on Sage Therapeutics estimate on February 2024
10. Leerink Center for Pharmacoeconomics, 2025 MEDACorp LLC
11. Biogen Third Quarter 2025 Financial Results

PPD is a Life-Threatening Condition with Few Existing Treatment Options

Rapid relief, short treatment duration, and superior tolerability advantages

Maternal depression and suicide can have far-reaching consequences for child development, family function, and the nation's economy[1-3]

Rapid relief benefits

- Faster management of depression
- Reduces the risk of suicidal thoughts and behaviors
- Leads to fewer hospitalizations
- Positive outcomes in terms of mother and family relationships
- Reduces financial burden

Short treatment duration benefits

- Better compliance
- Scheduling flexibility (e.g. weekend) with minimal family disruption
- More amenable to discreet treatment
- Quicker return to normal daily activities

Superior tolerability benefits

- Better treatment adherence
  - Increase treatment success
- Reduced risk of complications and hospitalization
- More quality time with family
- Less dependence on caregivers

LIPOCINE
ENHANCING HEALTH

1. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
2. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
3. www.nytimes.com/2025/07/22/health/post-partum-depression-treatment-pill.html

LPCN 1154 -Target Product Attributes Addresses Unmet Medical Need

Strong potential to set the benchmark for first-line therapy

Oral Dosage Form Comprising Brexanolone

- 48-hour outpatient dosing
- Rapid relief
- Superior tolerability
- Identical to endogenous allopregnanolone
- Fixed dose without titration or taper required

LPCN 1154 - Oral Bioidentical Neuroactive Steroid (NAS) for PPD

Overcoming brexanolone oral delivery challenges

Brexanolone



Molecular Weight:	318.5 g/mol
Lipophilic:	Log P ≈ 5.0
Poor aqueous solubility:	Saq <1.0 µg/mL

Oral enablement


Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective Transfer across aqueous barrier layer
Improved absorption

Source: Giliyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

LPCN 1154 - Distinctive Pharmacological Pathway

Validated through approved IV Brexanolone

Positive allosteric modulator of the $GABA_A$ receptor[1] and TLR signaling modulator[2]



Presynaptic Terminal
Postsynaptic Terminal
Synaptic GABA Receptor
α
β
β
α
Benzodiazepine binding site
GABA binding site
γ
NAS binding site
Extrasynaptic GABA Receptor
δ

Modulation of GABAergic Inhibition[1]

- **Synaptic** $GABA_A$ receptors especially those containing the γ subunit which mediate phasic inhibition, short bursts of inhibitory signaling)
- **Extrasynaptic** $GABA_A$ receptors, especially those containing the δ subunit, which mediate tonic inhibition, sustained inhibitory tone

Modulating TLR Signaling Pathways[2]

- **Reduce pro-inflammatory** cytokines (e.g., IL-1β, TNF-α) and increase anti-inflammatory cytokines (e.g., IL-10)
- **Modulate inflammatory processes** associated with neuropsychiatric disorders

LIPOCINE ENHANCING HEALTH

1 Meltzer-Brody and Kanes, Neurobiology of stress, 2020
2. Balan et al. Life 2024, 14, 582

LPCN 1154 - Poised to Lead the Market and Set the Standard of Care

Therapy overview - LPCN 1154 vs. existing options

LPCN 1154 (Brlizio) is expected to provide more rapid relief of PPD than approved treatments, with only a short (48-hour) treatment requirement

- Minimal disruption to the mother-child bond
- Could be particularly impactful in reducing suicides

Zuranolone treatment is associated with frequent CNS depressant effects such as somnolence, dizziness, and sedation

SSRIs have slow onset, longer treatment duration, and lower response rates. Additionally side effects such as sexual dysfunction, changes in sleep pattern and weight gain are common

	Brexanolone *(LPCN 1154)*	**Zuranolone** *(ZURZUVAE®)*	***SSRIs / SNRIs*** *Off-Label Use*
Description	**Bioidentical NAS**	Synthetic NAS Derivative	Synthetic SSRI/SNRI
CNS depressant AEs	**TBD**[6]	High[4]	Moderate[7]
Onset of Action	**Hours**	Days	Weeks
Treatment Duration	**48 hours**	14 days	Months
Response Rate at Day 3	**Up to 75%***	Up to 41%	N/A

No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.
Response Rate defined as a reduction of HAM-D score of at least 50% compared with baseline
*Projected based on Zulresso published reports (Brexanolone Briefing Book, November 2, 2018 and Meltzer-Brody et al. Lancet. 2018 Sep 22;392(10152):1058-1070)

LIPOCINE ENHANCING HEALTH

1. Zulresso label
2. Brexanolone Briefing Book, November 2, 2018
3. In adolescent patients per sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO)
4. Zurzuvae label; Somnolence (36%), dizziness (13%), dose Reduction (14%), and discontinuation (2%),
5. Kristina M. Deligiannidis et al., JAMA Psychiatry. 2021 Sep; 78(9): 1–9
6. Subject to ongoing P3 trial results; More than half of planned participants have completed dosing with no dose reductions, discontinuations, drug-related SAEs, loss of consciousness, or excessive sedation reported
7. https://www.uptodate.com/contents/image?imageKey=PSYCH%2F143603

LPCN 1154 Phase 3 Safety and Efficacy Study (NCT06979544)

Based on FDA feedback – outpatient setting with no medical monitoring requirement

Study design

Two arm, outpatient, randomized, blinded, placebo-controlled in women with postpartum depression

Inclusion criteria

Severe PPD

Age ≥15 yrs

N= ~80 women


R
LPCN 1154
Placebo
Treatment period
Hour 0
48
60
Day 30
Primary
Endpoint

Endpoints

Primary endpoint: HAM-D change from baseline at hour 60

Additional endpoints: MADRS, HAM-A (anxiety), safety and tolerability, etc.

Rationale for Success

- Brexanolone has established efficacy (IV infusion)
- LPCN 1154 has demonstrated comparable exposure to IV infusion
- Study size, duration, and population similar to IV infusion P3 study

https://clinicaltrials.gov/study/NCT06979544

LPCN 1154 - Development Status

Streamlined 505(b)(2) pathway to NDA submission

Dosing Regimen Confirmation Study	Labeling Studies Evaluation	Ongoing P3 Study
✓ Positive Results	✓ Food effect study ✓ PK study in PPD ✓ Metabolite evaluation	○ Per 1st DSMB meeting, study to continue as planned* ○ 2nd interim safety update** Q1-26 ○ Topline results - Q2-26

*Including DSMB feedback on one third enrollment
** Including DSMB feedback on two thirds enrollment

LPCN 1154 - Potential "Game Changer" for Fast Acting Depression Therapy

Key takeaways

- **Significant market opportunity**
- **Differentiated product attributes addressing unmet needs**
  - Rapid relief, short treatment duration, superior tolerability
- **Streamlined pathway to NDA submission**
  - Dosing regimen confirmed
  - Phase 3 safety & efficacy study
  - Topline data expected Q2/2026
- **Issued and pending patents worldwide**
- **Potential to expand for other depression indications**

Treatment

Treatment	Duration
LPCN 1154 (Brlizio)	48 Hours
Zurzuvae	14 Days
SSRI	Months

LIPOCINE
ENHANCING HEALTH

LPCN 2202

Treatment Resistant Depression
(TRD)



Treatment Resistant Depression Market Potential

One-third of major depressive disorder (MDD) patients fail to respond to antidepressant therapy

TRD is defined as MDD that does not adequately respond to at least two antidepressant therapies of adequate dose and duration.

- Patients experience persistent, debilitating symptoms with worse quality of life, higher comorbidity, social and occupational disability and worse therapeutic outcomes[4]
- Total annual burden of medication-treated MDD among the US population in 2018 was $92.7 billion, with $43.8 billion (47.2%) attributable to TRD[5]


~21 M
MDD prevalence
8.4 % of population1
~12.8 M
61% receive
treatment1
~3.8 M
30% withTRD2

SPRAVATO® Rx cost: $15,000 annually*
$405M in Q3-25[3]

1. https://www.nimh.nih.gov/health/statistics/major-depression
2. World Psychiatry. 2023 Sep 15;22(3):394–412.
3. https://www.investor.jnj.com/investor-news/news-details/2025/Johnson--Johnson-Reports-Q3-2025-Results-Raises-2025-Sales-Outlook/default.aspx
4. J Affect Disord. 2021 Dec 1:295:578-58
5. J Clin Psychiatry 2021;82(2):20m13699

*Induction, $4,000 for 1st month + maintenance ~ $1,000 per month

Limitation of Current TRD Therapies

Urgent need for a convenient, well-tolerated at-home rapid relief option

Limitations of Current Therapies

Subpar efficacy

- Symbyax (comprising fluoxetine) take ~ 8 weeks for efficacy
- Esketamine (Spravato®) nasal spray approved for TRD as a monotherapy: Primary efficacy - 4 weeks

Poor safety and tolerability profile

Esketamine

- Black box warning: Risk for sedation and dissociation. Monitor patients for at least two hours after administration
- Other WARNINGS: Increases in blood pressure, cognitive impairment, impaired ability to drive and operate machinery, and embryo-fetal toxicity

Symbyax (Olanzapine+Fluoxetine)

- Elderly patients with dementia-related psychosis: Increased risk of death and increased incidence of cerebrovascular adverse event
- CNS depressant effects, weight gain, metabolic issues, and sexual dysfunction

Clinical use and access challenge

- Esketamine is intranasal and requires in-clinic administration. Only available through a restricted program

Key Unmet Needs

- Rapid relief antidepressant with ease-of-use and easy access
  - At home/out-patient use
  - No monitoring requirement
- Effective antidepressant effect with high and sustained remission rates
- Better safety and tolerability profile with wide therapeutic index
- Enhanced compliance and adherence to treatment
- Address comorbidity complications (e.g., anxiety)

LPCN 2202 - Targeted Attribute-Based Product Differentiation

Ideal for patients needing rapid relief, especially those with suicidal ideation

Product Attribute	LPCN 2202 (Neuroactive steroid)*	SPRAVATO (Esketamine)	Symbyax (Olanzapine/Fluoxetine)
Mechanism of Action	Positive $GABA_A$ modulator	NMDA receptor antagonist	SSRI + Atypical antipsychotic
Indication	TRD	TRD, MDD with suicidality	TRD, Depression with bipolar disorder
Route	Oral	Intranasal	Oral
Dosing Regimen	Induction phase and maintenance phase	Twice weekly (induction), then weekly/biweekly	Daily
Efficacy	Hours to days	Hours to days	Weeks
Key AEs	TBD	Dissociation (41%), dizziness (29%), nausea (28%) sedation (23%), vertigo (23%)	Weight gain (25%), Dry mouth (15%), somnolence/sedation (22%), fatigue (12%), tremor (9%)
Monitoring	Not expected	In-clinic observation (≥2 hrs post-dose)	None required
Administration Setting	At home	At healthcare settings certified in the SPRAVATO REMS Program	At home

LPCN 2101

Treatment of Epilepsy



Epilepsy Facts

Global epilepsy drugs market reached $9.5 billion in 2023 and is projected to hit $15.16 billion by 2032[1]

Epilepsy is one of the most common neurological disorders characterized by recurrent, unprovoked seizures caused by abnormal electrical activity in the brain[2]

~**2.9 million adults and 456,000 children** with active epilepsy[3], meaning they are either taking medication or have had a seizure in the past year

150,000 new diagnoses annually[4]

50% of cases have no identifiable cause (idiopathic)[5]

Disability and Employment[5,6]

- **38.4%** of adults with epilepsy report having a disability[6]
- **68.2%** of adults with active epilepsy not currently employed[6]

1. https://www.biospace.com/epilepsy-drugs-market-size-to-climb-usd-15-16-billion-by-2032
2. https://www.ninds.nih.gov/health-information/disorders/epilepsy-and-seizures
3. National Health Interview Survey, United States 2021 and 2022. *Epilepsy Behav*. 2024;157:109852
4. https://www.ninds.nih.gov/current-research/focus-disorders/epilepsy-research/curing-epilepsies-promise-research
5. https://www.who.int/news-room/fact-sheets/detail/epilepsy
6. https://www.cdc.gov/epilepsy/data-research/facts-stats/data-and-statistics-on-adults-with-active-epilepsy.html
7. Epilepsy & Behavior Volume 124, November 2021, 108310

Drug-Resistant Epilepsy (DRE)

A significant clinical challenge in epilepsy care with high social and occupational limitations[1]

Drug-Resistant Epilepsy (DRE) is defined by **ILAE** as the failure of two appropriate anti-seizure medications (ASMs) to achieve sustained seizure freedom

Patients who fail two ASMs have <5% chance of achieving seizure control with further medication changes

Prevalence	Affects 30-40% of epilepsy patients in the U.S. [2]
Clinical Impact	Increased risk of injury, hospitalization, mortality, and mental health issues[1]
Economic Burden	Contributes heavily to the $24.5 billion annual epilepsy-related healthcare costs[4]
Treatment Challenges	Limited success with medications and need for early identification Probability of achieving seizure freedom diminishes substantially with each subsequent AED regimen tried[5]

LIPOCINE ENHANCING HEALTH

1. Pharmacol Rev. 2020 Jul;72(3):606–638
2. Front Neurol. 2022 Nov 3;13:1023832.
3. https://www.epilepsy.com/treatment/medicines/drug-resistant-epilepsy?
4. Epilepsia. 2022;63(8):2144–2154
5. JAMA Neurol. 2017 Dec 26;75(3):279–286

Unmet Needs in DRE

Seizure freedom without adverse effects, while improving the patient's quality of life

Limitations of Current Options

- **30–40% of patients still do not achieve freedom from seizures, despite being on multiple medications**
- Many patients with DRE go through multiple ASMs with limited success
- Rescue treatments (primarily benzodiazepines) do not prevent future seizures, they only stop the current episode
- High risk of seizure recurrence within hours or days after a cluster
- Seizures may cause physical injuries, and a minority may last long (status epilepticus) or recur in clusters and can be life-threatening

Unmet Needs

- **Medications with novel mechanism of action, especially for patients who experience recurrent seizure clusters or DRE**
- Minimal cognitive, mood, or systemic side effects
- Address associated comorbidities like depression, anxiety, and cognitive impairment
- Transition effectively to maintenance therapy and sustain seizure control after acute treatment
- Prevent status epilepticus and prevents patients from using emergency room for seizure management

Ioannou et al. Brain Behav. 2022 Sep;12(9):e2589
Mesraoua et al. J Neurol Sci. 2023 Sep 15:452:120766

LPCN 2101 - Eltanolone for Epilepsy Treatment

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Product Candidate Differentiation

- Novel MOA specifically addressing DRE
- Active molecule is bioidentical to endogenous NAS
- Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)

Anti-Seizure Activity in Preclinical Models

- Effective in most of the tonic and/or clonic, focal, and generalized seizure animal models[1-3]
- Maintained effectiveness upon chronic dosing [6]
- Potentially synergistic with benzodiazepines[4,5]

First Oral Enablement Phase 1 Results


Mean Plasma Concentration (ng/mL)
40
30
20
10
0
0
4
8
12
16
20
24
Time (hr)

Study in post-menopausal women (n=8) with Lip'ral based oral dosage form

1) Kokate et al., 1996. Neuropharmacology. 2) Carver and Reddy, JPET 2016. 3) Ekaminski et al. epilepsia, 2004. 45(7): p. 864-7. 4)Bruun et al., 2015 Neuropharmacology. 5) Chuang and Redy, 2020, J Pharmacol Exp Ther. 6) Kokate et al., JPET, 1998. *horizontal screen test

LPCN 2101 Development Status

Phase 2 ready

Preclinical PK	Preclinical Toxicity	Phase 1 Studies	Next Steps
✓ First oral enablement demonstrated ✓ Achieved ~10x of estimated highest target therapeutic level	✓ Chronic administration was safe and well tolerated	✓ IND cleared ✓ Confirmed achieving relevant therapeutic levels ✓ Well-tolerated	○ Initiate P2 study

LIPOCINE
ENHANCING HEALTH

LPCN 2401

Obesity Management – adjunct to GLP-1



Unprecedented Demand and Usage of GLP-1 Receptor Agonists[1-3]

GLP-1 market trending toward oral once daily dosing

Semaglutide: **$30 billion sales** in the US in 2024[4]
Tirzepatide: **$14 billion sales** in the US in 2024[5]

As of 2024, **around 12 percent of U.S. adults** reported having used a GLP-1 medication at some point[6]

Over **150 GLP-1 drug candidates** in development for multiple indications[7]



FDA approved indications
Expanding clinical indications[1]

- ✓ **T2DM**
- ✓ **Weight management**
- ✓ **Cardiovascular disease**
- ✓ **Chronic kidney disease**
- ✓ **Sleep apnea**

LIPOCINE®
ENHANCING HEALTH

1. https://www.biospace.com/drug-development/7-indications-for-glp-1s-beyond-weight-loss
2. https://www.pwc.com/us/en/services/consulting/business-model-reinvention/glp-1-trends-and-impact-on-business-models.html
3. https://www.nature.com/articles/s41574-024-01066-9
4. Novo Nordisk SEC filing 2025
5. Eli Lilly SEC filing 2025
6. https://jamanetwork.com/journals/jama/article-abstract/2819949
7. https://www.globenewswire.com/news-release/2025/03/18/3044263/28124/en/

Drawbacks of Approved GLP-1 Receptor Agonists

Rapid loss of lean mass and functionality in elderly GLP-1 users

Low Quality Weight Loss[1]


Weight Loss
Fat Loss
Lean Mass Loss
Mean change from Baseline
0
-1
-2
-3
-4
-5
-4.7kg
-3.2kg
-8.6%
-1.5kg
-4.1%
Semaglutide

Significant weight loss is from lean mass loss in **16 weeks**[1]

Lean Mass Loss[1]


32%
Lean mass
68%
Fat mass

The median percentage of total body weight loss that is due to lean mass:
32% in **16 weeks**[1] (elderly 60+)
35% in 24 weeks[3] (adults 18-80)

Functionality Loss[1]


43%

43% of elderly (60+)
lost ≥10% Stair Climb Power from baseline in **16 weeks** of GLP-1 use[1]

Fracture Risk[2,3]


% Subjects with Fracture
0
1
2
3
Semaglutide
Placebo
Age ≥ 75

Patients on semaglutide had significantly more fractures of the hip and pelvis[2]

1. The data were adapted from Veru Corporate Presentation Jones Healthcare and Technology Innovation Conference, April 8-9, 2025
2. Wegovy label (Revised 03/2024)
3. https://investor.regeneron.com/news-releases/news-release-details/interim-results-ongoing-phase-2-courage-trial-confirm-potential

LPCN 2401 Once Daily Oral as An Adjunct to GLP-1 Treatment

Proven potential to improve body composition - quality weight loss with quality fat loss

Product Candidate Attributes

Proprietary androgen receptor agonist, testosterone ester(s), targeted for **once-a-day treatment** - "LPCN 2401"

- Androgen receptor agonist with α-tocopherol for once-a-day treatment – "LPCN 2401+E"
- A bioidentical to physiological regulator of myostatin that indirectly inhibits its expression and signaling

Targeted Mechanism of Actions

	Fat	Muscle	Bone
Androgen Receptor Agonist	• Induces lipolysis[1] • Lowers lipogenesis[1] • Inhibits expression of adipocytokines (e.g., leptin, TNF-α, IL-6, IL-1) [2]	• Stimulates muscle satellite activator, FGF2[3] • Modulates muscle growth suppressors MRF4 and myostatin (GDF8) expression in skeletal muscle[3]	• Acts directly on osteoblasts and consequently promotes bone formation[4] • Increases AR expression level in osteoblasts[4,5]

1. Biochimie,87(1):39-43, 2005
2. J Endocr Soc. 2019 Jan 1; 3(1): 91–107
3. J Clin Endocrinol Metab, 104(6): 2094–2102, 2019
4. Clin. Interv. Aging 2016, 11, 1317–1324
5. Horm. Metab. Res. 2004, 36, 674–678

LPCN 2401 – Clinical Data Show Significant Improvement in Body Composition

Phase 2 results demonstrate increased lean mass and decreased fat mass at Week 20

Lean Mass



Lean Mass (kg)
Appendicular Lean Mass (kg)
CBL (kg)
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
*
1.6
*
1.9
-1.3
*
0.7
*
0.8
-0.9
LPCN 2401
LPCN 2401+E
Placebo

Fat Mass



Total Fat Mass (kg)
Trunk Fat Mass (kg)
CBL (kg)
2
0
-2
-4
1
0
-1
-2
-2.0
*
-2.6
*
1.2
-0.9
*
-1.4
*
0.9
LPCN 2401
LPCN 2401+E
Placebo

*p<0.05 vs placebo
Phase 2 clinical trial - NCT04134091
n=12 for LPCN 2401; n=13 for LPCN 2401+E; n=13 for placebo

LPCN 2401 – Amplify/Accelerate Fat Loss in Obesity Management

Per FDA, weight reduction is a long-term reduction in excess adiposity (body fat) with a goal of reduced morbidity and mortality[1]

Excess total body fat increases the risk of death and major comorbidities such as type 2 diabetes, hypertension, dyslipidemia, cardiovascular disease, osteoarthritis of the knee, sleep apnea, and some cancers[1,2,3]

Fat Mass Loss



LPCN 2401*
Semaglutide**

Fat Mass Loss Amplification Potential

* Placebo adjusted value at Week 20 - NCT04134091
**Absolute value at Week 16 from https://ir.verupharma.com/news-events/press-releases/detail/225/veru-announces-positive-topline-data-from-phase-2b-quality/

LIPOCINE ENHANCING HEALTH

1. FDA Guidance to Industry (2025), https://www.fda.gov/media/71252/download
2. New England Journal of Medicine, 341:10971105, 1999.
3. Circulation.,110:e476-e483, 2004.

Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted.

LPCN 2401 Safety Data Support Differentiated Product Profile

Well-tolerated with liver benefits and no safety signals upon 72-week exposure



Liver Injury Marker Reduction
ALT
AST
ALP
GGT
5
0
-5
-10
-15
-20
-25
Change from Baseline (U/L)
*,#
#
*,#
#
*,#
*,#
LPCN 2401
LPCN 2401+E
Placebo



Liver Fat Reduction at Week 12 (MRI-PDFF)
LPCN 2401 (N=19)
LPCN 2401+E (N=18)
Placebo (N=19)
0
-2
-4
-6
-8
-10
Absolute Change from Baseline (%)
*,#
*,#

- POC study in relevant obese and overweight population
- Frequency and severity of TEAEs with LPCN 2401 were comparable to placebo
- Frequency of SAEs with LPCN 2401 were comparable to placebo
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury (“DILI”)

Safety set. * p < 0.05; vs placebo; # p < 0.05 vs baseline.
All Subjects: ITT Dataset, n = 56, missing data imputed using multiple imputation. * p < 0.05; vs placebo; † p < 0.05 vs baseline.
TEAEs = Treatment Emergent Adverse Events; SAEs = Serious Adverse Events; PSA = Prostate-Specific Antigen

LPCN 2401 - Potential for Differentiated Benefit to Risk Profile for Chronic Use

A liver beneficial approach[6] with no increased risk of adverse cardiovascular outcomes[7]

LPCN 2401 Target Attributes

- Oral, QD, prodrug of bioidentical hormone
- Fat loss amplification
  - Lower fat mass (preferentially VAT and android fat)
- Improve/preserve lean mass
  - Muscle mass, quality, and functionality
  - Bone health
- GLP amplification: through genomic and non-genomic pathways
- GI side effects: minimal
- Muscle spasm AE: none observed
- Liver Health: beneficial effects (MASH resolution, injury markers improvement)
- Impact on sex hormone (FSH, LH, and Estradiol): minimal

Competitive Landscape*

- **Myostatin /activin receptor modulators** (e.g. bimagrumab, taldefgrobep, KER-065, garetosmab, and trevogrumab)[1,2]
  - Invasive - IV/SC
  - Moderate to high GI side effects [2,3]
  - Reports of muscle spasms [2,3]
  - Increased serum alkaline phosphatase [3]
  - Sex hormone changes (FSH/LH) [4]
  - Unclear muscle functionality improvement
  - High discontinuation & long-term exposure risks unknown
- **SARM** (e.g. Enobosarm) [5]
  - Oral
  - Bone health concerns (estradiol suppression?)
  - Liver toxicity concerns

*select list with reported body composition improvement P2 results

1. J Bone Metab. 2020 Aug; 27(3): 151–165
2. J Cachexia Sarcopenia Muscle. 2020 Dec; 11(6): 1525–1534
3. JAMA Netw Open. 2021;4(1):e2033457.
4. Clin Endocrinol (Oxf) 2018 Jun;88(6):908-919
5. Sex Med Rev. 2019 Jan;7(1):84-94
6. Hepatol Commun. 2020 Aug 2;4(10):1430-1440
7. https://www.fda.gov/drugs/drug-safety-and-availability/fda-issues-class-wide-labeling-changes-testosterone-products

LPCN 1148

Management of Liver Cirrhosis

- Overt Hepatic Encephalopathy (OHE)
- Sarcopenia in Decompensated Cirrhosis (Fast Track Designation)



LPCN 1148 - Unique Opportunity Addressing Two Distinct Liver Disease Markets

Positive POC Phase 2 results in treatment of sarcopenia and OHE in cirrhosis

Sarcopenia in Cirrhosis
- Positive P2 results in sarcopenia
- FDA granted Fast Track Designation
- Acceptable endpoints on sarcopenia
- No competition in development
- Unique ARA with patent protection through 2044

Overt Hepatic Encephalopathy (OHE)
- Positive P2 results with background SOC
- Validated regulatory pathway
- A commercially successful surrogate
- Sparse competitors in development
- Unique ARA with patent protection through 2044


Analogue (Rifaximin) Sales
Sales ($M)
300
250
200
150
100
50
0
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24

BofA Global Research, Pharmaceutical Scripts/Sales Data Report 21 January 2025

POC = Proof of concept; SOC = Standard of care; ARA = Androgen receptor agonist

LPCN 1148 Phase 2 Results – Sarcopenia Primary Endpoint Met

Resolution for sarcopenia and significantly increased skeletal muscle mass index (SMI)



25
20
15
10
5
0
-5
% CBL L3-SMI
Week
†
‡
LPCN 1148
Placebo
Placebo to 1148



40%
30%
20%
10%
0%
Resolution of Sarcopenia at Week 24
33%
0%
LPCN 1148
Placebo

- ~9% increase in L3-SMI at week 24
- 33% of patients had resolution of sarcopenia* at week 24

LS mean (SE), † P<0.01 for change from baseline; ‡ p<0.01 vs. Week 24 placebo; L3-SMI = L3 skeletal muscle index
*Using protocol-defined sarcopenia thresholds. All data is LOCF

LPCN 1148 Phase 2 Results – HE Endpoint Met

Fewer overt hepatic encephalopathy events

Parameter	Through Week 24		Week 24 to EOS	
	Placebo N=14	LPCN 1148 N=15	LPCN 1148 N=11	LPCN 1148 switch from placebo N=8
History of HE prior to randomization (n)	11 (79%)	11 (73%)	7 (64%)	6 (75%)
Recurrent Overt HE (events)	6	1*	1	1
Time to first recurrent event (days)	35	114	294	140

OHE is defined as an adverse event of HE with CTCAE severity > grade 1. * P<0.05 vs placebo
HE events post study drug discontinuation for liver transplant excluded

LPCN 1148 Phase 2 Results Safety Data

Overall LPCN 1148 was well tolerated

- Rates and severities of AEs similar to those in Stage 1 with placebo
- Fewer participants experienced severe AEs when switched from placebo to LPCN 1148

Parameter	Placebo (Through Week 24) N=14	LPCN 1148 (Through Week 24) N=15	LPCN 1148 (Week 24 to EOS) N=11	LPCN 1148 switch from placebo (Week 24 to EOS) N=8
Total AEs	9 (64%)	9 (60%)	7 (64%)	7 (88%)
Serious AEs	5 (36%)	5 (33%)	5 (45%)	1 (13%)
Severe AEs	4 (29%)	4 (27%)	3 (27%)	1 (13%)
Deaths	2 (14%)	0	1 (9%)	0

Safety set; includes all participants who received study drug in a given stage. Post-transplant AEs excluded. Severe AEs: CTCAE severity ≥ Grade 3

Value Through Partnering

LPCN 1107 for Prevention of Preterm Birth

Product candidate highlights

Oral dosage form comprising 17-hydroxyprogesterone caproate

Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction

>$2B market potential with no approved drug

Compelling efficacy rationale

Strong pharmaco-economic justification

Accelerated approval pathway and ODD (Orphan Drug Designation)

Potential to be SOC in prevention of preterm birth

LPCN 1144

Novel MOA in non-cirrhotic NASH

Product Candidate Highlights

Oral dosage form comprising testosterone ester

Fast Track Designation

Compelling P2 biopsy results in the FDA approvable endpoint

- ✓ Safety support with 72 weeks exposure

Mono or adjunct therapy

Differentiated profile

- ✓ Oral with unique benefit to risk profile
- ✓ Potential for additional benefits including sexual/mental and musculoskeletal domain

Accelerated approval pathway

NASH Resolution with No Worsening of Fibrosis[1]



% Responders
90
80
70
60
50
40
30
20
10
0
NS
p < 0.001
p < 0.05
0
46
69
Placebo (N=11)
Treatment A (N=13)
Treatment B (N=13)

Treatment A: 142 mg eq T twice daily
Treatment B: 142 mg eq T + d-alpha tocopherol twice daily

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance

Appendix

Presence of Sarcopenia is Associated with Higher Risk of HE

Muscle key organ for ammonia detoxification in the setting of decompensated cirrhosis

Sarcopenia and the Increased Risk of HE



Odds Ratio, 95% CI
0.01
0.1
10
100
Covert HE



Odds Ratio, 95% CI
0.1
0.2
0.5
1
2
5
10
Overt HE

Sarcopenia and myosteatosis are associated with increased risk of hepatic encephalopathy[1, 2]

Ammonia Metabolism and Trafficking in Liver Cirrhosis[3]



Glutaminase
glutamine
Hepatic Encephalopathy
AMMONIA
Liver cirrhosis
Sarcopenia
Urea
myostatin
Glutamine
Low Muscle Mass
Hyperammonemia

1. Montano-Loza, J Cach, Sarco, and Musc. 2016.
2. Wijarnpreecha. Ann Hep. 2020.
3. Bhanji, Hep Int. 2018.

Rifaximin History and Current Status

- Rifaximin was initially approved in 2004 for the treatment of Travelers Diarrhea
- It was repurposed and approved by the FDA in March 2010 for the reduction of risk of recurrence of overt hepatic encephalopathy in adult patients
- Approved in 2015 for IBS-D
- Rifaximin (Xifaxan™) is used to prevent episodes of HE by stopping the growth of bacteria that produce toxins that may worsen liver disease
- Approval based on reduction in breakthrough HE events: 22.1% of patients with breakthrough HE events in rifaximin group vs. 45.9% in placebo group ($p<0.001$).
- Xifaxan annual sales > $2B in 2024[1]

1. BofA Global Research, Pharmaceutical Scripts/Sales Data Report 21 January 2025

Essential Tremor (ET)

Market potential - $3B+ blockbuster opportunity as 2nd line with 20% peak adoption



~7 M
2.8 M
1.8 M
360 K
Estimated prevalence 2.2 % of population[1]
Diagnosed 40%
65% in need of 2nd line treatment
20% peak adoption
$3.6B*

- Tremor is highly disabling and stigmatizing
- Stress can aggravate tremor in social setting
- Major impact on activities of daily living leading to unemployment, anxiety and depression[2]
  - Most common impacts on activities of daily living are pouring liquids and writing/typing (100%) and grooming/hygiene, drinking, dressing, eating, and reading (80-85%)
  - 90% of participants indicated the emotional impact of ET
  - 75% reported tremor-related worry or anxiety
- Majority of patients require caregiving[2]

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Gerbasi et al. Patient experiences in essential tremor: Mapping functional impacts to existing measures using qualitative research. MDS 2023.

*indicative pricing ~ $10K/patient/year

LPCN 2203 Oral GABA Positive Allosteric Modulator

Achieved relevant target levels with good tolerability in Phase 1 studies



Typical single dose PK profiles
Dose 1
Dose 2
Dose 3
Mean Plasma Concentration
-1
4
9
14
19
24
Time (h)

84 doses administered across 4 single dose studies to 37 participants

No sedation or dizziness AE reported

LPCN 2101 – Novel Potential Alternative for Women With Epilepsy (WWE)

Endogenous neuroactive steroid

Product Candidate Attribute

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Oral dosage form comprising a neuroactive steroid

Product Candidate Differentiation

Novel MOA specifically addressing unmet needs in WWE

Active ingredient is endogenous to women

Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)

Potential for minimal/no drug-drug interactions